Quarterly Holdings Report
for
Fidelity® International High Dividend ETF
January 31, 2022
IHD-NPRT1-0422
1.9885308.104

Schedule of Investments January 31, 2022 (Unaudited)
Showing Percentage of Net Assets
Common Stocks – 99.6%
	Shares	Value
AUSTRALIA – 6.3%
Coles Group Ltd.	14,535	$ 165,898
Commonwealth Bank of Australia	22,074	1,457,867
Computershare Ltd.	17,501	240,318
Fortescue Metals Group Ltd.	13,339	186,738
QBE Insurance Group Ltd.	154,192	1,209,118
Sonic Healthcare Ltd.	14,119	377,111
Wesfarmers Ltd.	7,809	290,002
Woodside Petroleum Ltd.	101,200	1,787,502
TOTAL AUSTRALIA		5,714,554
BERMUDA – 3.9%
Hongkong Land Holdings Ltd.	596,125	3,219,075
Jardine Matheson Holdings Ltd.	5,482	322,561
TOTAL BERMUDA		3,541,636
CANADA – 11.7%
Emera, Inc.	38,620	1,828,969
Enbridge, Inc.	74,396	3,143,608
Finning International, Inc.	25,351	706,431
Great-West Lifeco, Inc.	50,195	1,567,262
Manulife Financial Corp.	70,303	1,463,218
Nutrien Ltd.	3,715	259,331
Power Corp. of Canada (a)	51,072	1,640,826
TOTAL CANADA		10,609,645
DENMARK – 0.9%
Novo Nordisk A/S Class B	4,743	468,848
Pandora A/S	3,479	374,249
TOTAL DENMARK		843,097
FINLAND – 0.4%
Nokian Renkaat Oyj	8,782	293,271
Orion Oyj Class B	2,799	113,113
TOTAL FINLAND		406,384
FRANCE – 10.4%
Bouygues S.A.	9,560	334,256
Cie Generale des Etablissements Michelin SCA	2,332	386,113
Danone S.A.	2,961	183,390
Kering S.A.	570	419,356
Klepierre S.A.	135,644	3,567,254
Sanofi	3,399	353,403
Schneider Electric SE	3,828	640,932
TOTAL S.A.	63,220	3,559,071
TOTAL FRANCE		9,443,775
GERMANY – 3.6%
Allianz SE	5,731	1,460,598
BASF SE	2,247	170,075

	Shares	Value

Bayer AG	3,715	$ 224,218
Bayerische Motoren Werke AG	4,481	466,906
SAP SE	2,573	318,430
Siemens AG	3,805	596,645
TOTAL GERMANY		3,236,872
HONG KONG – 3.9%
BOC Hong Kong Holdings Ltd.	377,000	1,450,456
Power Assets Holdings Ltd.	345,500	2,120,175
TOTAL HONG KONG		3,570,631
ITALY – 3.1%
Assicurazioni Generali SpA	55,204	1,149,798
Enel SpA	215,291	1,636,534
TOTAL ITALY		2,786,332
JAPAN – 18.5%
Astellas Pharma, Inc.	17,900	287,472
Bridgestone Corp.	8,000	348,050
Canon, Inc.	11,500	270,321
Daito Trust Construction Co. Ltd.	26,800	3,046,908
Eisai Co. Ltd.	3,900	195,601
Honda Motor Co. Ltd.	12,700	369,675
Japan Tobacco, Inc.	10,700	213,025
KDDI Corp.	74,100	2,344,062
Keyence Corp.	600	303,215
Kirin Holdings Co. Ltd.	9,800	156,239
Kyocera Corp.	3,900	238,112
Mitsubishi Corp.	21,300	716,686
Mitsubishi Heavy Industries Ltd.	16,000	430,323
Mitsubishi UFJ Financial Group, Inc.	252,300	1,513,253
Mitsui & Co. Ltd.	28,100	695,885
Otsuka Holdings Co. Ltd.	6,700	227,820
Shimizu Corp.	64,200	425,121
Showa Denko KK	9,400	193,262
SoftBank Corp.	158,700	1,975,056
Subaru Corp.	14,200	257,504
Sumitomo Corp.	35,800	550,243
Sumitomo Mitsui Financial Group, Inc.	34,704	1,238,772
Toyota Motor Corp.	41,835	815,279
TOTAL JAPAN		16,811,884
NETHERLANDS – 0.8%
ASML Holding N.V.	844	562,187
Koninklijke Ahold Delhaize N.V.	5,948	191,730
TOTAL NETHERLANDS		753,917
NORWAY – 0.2%
Mowi ASA	6,244	152,247
TOTAL NORWAY		152,247

2	Quarterly Report

Schedule of Investments (Unaudited)–continued
Common Stocks – continued
	Shares	Value
SINGAPORE – 3.7%
Oversea-Chinese Banking Corp. Ltd.	155,132	$ 1,430,682
Singapore Telecommunications Ltd.	957,200	1,720,221
Singapore Telecommunications Ltd.	22,600	40,615
Venture Corp. Ltd.	12,900	167,910
TOTAL SINGAPORE		3,359,428
SOUTH AFRICA – 0.0%
Thungela Resources Ltd. (b)	461	2,736
TOTAL SOUTH AFRICA		2,736
SPAIN – 7.8%
ACS Actividades de Construccion y Servicios S.A.	16,473	411,612
Banco Bilbao Vizcaya Argentaria S.A.	214,398	1,354,076
Banco Santander S.A.	364,537	1,264,555
Enagas S.A.	85,027	1,830,052
Telefonica S.A.	486,140	2,249,879
TOTAL SPAIN		7,110,174
SWEDEN – 1.8%
Industrivarden AB Class A	1,662	51,921
Securitas AB Class B	38,405	460,205
Svenska Handelsbanken AB	108,352	1,146,193
TOTAL SWEDEN		1,658,319
SWITZERLAND – 5.9%
ABB Ltd.	21,363	727,588
Clariant AG	5,402	113,082
Nestle S.A.	4,982	637,191
Novartis AG	5,988	515,352
Roche Holding AG	1,726	661,629
UBS Group AG	77,057	1,415,256
Zurich Insurance Group AG	2,822	1,335,756
TOTAL SWITZERLAND		5,405,854
UNITED KINGDOM – 16.7%
Anglo American PLC	4,585	198,569
AstraZeneca PLC	3,644	421,283
Avast PLC (c)	21,116	173,721
BAE Systems PLC	55,767	431,860
Berkeley Group Holdings PLC	5,608	315,856
BP PLC	712,439	3,658,970
British American Tobacco PLC	5,726	243,029
GlaxoSmithKline PLC	16,054	353,883

	Shares	Value

HSBC Holdings PLC	286,339	$ 2,026,863
Imperial Brands PLC	6,225	146,281
Legal & General Group PLC	324,611	1,251,668
National Grid PLC	173,079	2,506,954
RELX PLC	17,391	529,651
Rio Tinto PLC	2,443	169,946
Spectris PLC	3,434	155,079
The Sage Group PLC	18,365	177,601
Unilever PLC	5,177	263,069
Vodafone Group PLC	1,246,963	2,175,219
TOTAL UNITED KINGDOM		15,199,502
TOTAL COMMON STOCKS (Cost $83,511,660)		90,606,987
Money Market Funds – 0.3%

Fidelity Cash Central Fund, 0.08% (d)	96,076	96,095
Fidelity Securities Lending Cash Central Fund, 0.08% (d)(e)	217,728	217,750
TOTAL MONEY MARKET FUNDS (Cost $313,845)		313,845
TOTAL INVESTMENT IN SECURITIES – 99.9% (Cost $83,825,505)		90,920,832
NET OTHER ASSETS (LIABILITIES) (f) – 0.1%		56,904
NET ASSETS – 100.0%		$90,977,736

Categorizations in the Schedule of Investments are based on country or territory of incorporation.
Legend
(a)	Security or a portion of the security is on loan at period end.
(b)	Non-income producing.
(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $173,721 or 0.2% of net assets.
(d)	Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.
(e)	Investment made with cash collateral received from securities on loan.
(f)	Includes $11,665 of cash collateral to cover margin requirements for futures contracts.

Quarterly Report	3

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contract
ICE MSCI EAFE Index Contracts (United States)	3	March 2022	$335,295	$(10,606)	$(10,606)
The notional amount of futures purchased as a percentage of Net Assets is 0.4%
Affiliated Central Funds
Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including ownership percentage, is presented below.
Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund, 0.08%	$ 56,466	$ 3,334,698	$ 3,295,069	$ 15	$—	$—	$ 96,095	0.0%
Fidelity Securities Lending Cash Central Fund, 0.08%	4,768,155	9,916,601	14,467,006	10,992	—	—	$217,750	0.0%
Total	$4,824,621	$13,251,299	$17,762,075	$11,007	$—	$—	$313,845
Amounts in the income column in the above table include any capital gain distributions from underlying funds. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received from lending certain types of securities.
Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund’s investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific event. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and reports to the Board on the Committee’s activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund’s investments and ratifies the fair value determinations of the Committee.
The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:
Level 1 – Unadjusted quoted prices in active markets for identical investments
Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)
Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to
4	Quarterly Report

Schedule of Investments (Unaudited)–continued
the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.
Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.
Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.
Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund’s investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.
The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.
The Fund’s use of derivatives increased or decreased its exposure to the following risk(s):
Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.
Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.
The Fund used futures contracts to manage its exposure to the stock market.
Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract’s exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.
For additional information on the Fund’s significant accounting policies, please refer to the Fund’s most recent semiannual or annual shareholder report.
Quarterly Report	5

The fund’s schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund’s shareholders. For more information regarding the fund and its holdings, please see the fund’s most recent prospectus and annual report.
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6	Quarterly Report